Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events:

(i)

On February 23, 2016, the Company received a de-listing notification from the NASDAQ Stock Market, because the closing bid price of the Company's common stock for 30 consecutive business days was below the minimum $1.00 per share bid price requirement. On March 10, 2016, the NASDAQ Stock Market notified the Company that this deficiency was remediated, because the closing bid price of its common stock remained higher than $1.00 per share for ten consecutive business days following the submission of the de-listing notice.

(ii)	On March 15, 2016, the Company issued the 33,222 restricted shares of its common stock, which had been granted in 2015 to certain of its officers under the EIP (Note 9).